                                                                    EXHIBIT 10.9


                       STOCK DEFERMENT PLAN FOR DIRECTORS
            OF BANPONCE CORPORATION AND BANCO POPULAR DE PUERTO RICO

                               EXECUTIVE SUMMARY

1. THE PLAN. Stock Deferment Plan would implement the purchase of BanPonce Shares by each outside director. Each director who wishes to participate would sign an individual agreement with the Bank or BanPonce, as applicable.

2. PURCHASE OF SHARES. Each director may defer the $12,000 Annual Retainer, plus the Additional Contribution of $0.25 per dollar, which amounts shall be applied to the purchase of Shares by an agent.

3. EFFECTIVE DATE. August 15, 1996 (directors may defer unused portion of this year's retainer).

4. DEFERRAL ELECTION. After this year, the decision to defer any part of the Annual Retainer must be made prior to April 30 (or the Stockholders' Meeting), and the annual election may not be revoked during the Plan Year.

5. VOTING RIGHTS; DIVIDENDS. Directors may vote and receive dividends payable on the Shares in the Plan. (The dividends may be reinvested under the Dividend Reinvestment Plan.)

6. TRANSFER RESTRICTIONS. The directors may not sell, transfer or pledge the Shares while they remain on the Board. The Shares will be held in custody by Banco Popular until the director is no longer on the Board, and thereafter transfer restrictions will not apply.

7. FORFEITURE. If a director is removed from office for cause by appropriate corporate action or under authority of law, he or she will forfeit all of the Shares acquired with the Additional Contribution, and must sell the Retainer Shares to BanPonce at the lower of cost or market value.

8. TAX TREATMENT: The Plan is intended to allow directors to defer recognition of income on amounts applied for the purchase of Shares, until the director receives the Shares without the transfer restrictions. The transfer restrictions (at paragraph 6) and the forfeiture provisions (at paragraph 7) are intended to strengthen the argument for deferral of income recognition.

                                   AGREEMENT

                             (STOCK DEFERMENT PLAN)


     AGREEMENT made as of August 15, 1996 by and between BANCO POPULAR DE PUERTO RICO, a banking corporation organized under the laws of the Commonwealth of Puerto Rico (hereafter the "Corporation"), and JUAN A. ALBORS, a director of the Corporation (hereinafter the "Director").

                                  WITNESSETH

         WHEREAS, the Director has served as a director of the Corporation and the Corporation has derived substantial benefits as a result of his work;

         WHEREAS, the Corporation has adopted a compensation program for its outside directors pursuant to which, among other things, its outside directors will be paid an annual retainer on a quarterly basis (the "Annual Retainer"), and the directors have the option on a yearly basis to elect to defer all or part of the Annual Retainer for the purchase of shares of common stock of BanPonce Corporation ("Shares");

         WHEREAS, the Corporation has established the "Stock Deferment Plan" (the "Plan") in order to implement the stock deferment option under its compensation program;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereby agree as follows:


                                   ARTICLE I
                           PARTICIPATION IN THE PLAN

         1.1 The Director must execute and deliver an election statement (a "Statement") on a yearly basis to the Corporation, substantially in the form of Exhibit A hereto or in such form acceptable to the Corporation, pursuant to which the Director shall designate the amount of the Annual Retainer which shall be deferred for the purchase of Shares. Said Statement must be received by the Corporation no later than April 15 of each year (the "Election Deadline") and shall remain in effect until April 30 of the following year (each such period, a "Plan Year"); provided, however, that for the current Plan Year 1996-97, the Statement must be received by the Corporation on or prior to August 15, 1996, and will be applicable for the portion of the Annual Retainer which as of such date shall not have been paid or disbursed in favor of the Director.

         1.2 The Statement made for any Plan Year may not revoked during such Plan Year, and shall also govern the deferral of all or any designated portion of the Annual Retainer during the following Plan Year unless the Director delivers a Statement to the Corporation before the Election Deadline for the next Plan Year.

                                   ARTICLE II
         PURCHASE OF COMMON SHARES AND CONDITIONS AFFECTING SUCH SHARES

         2.1 On a quarterly basis the Corporation will apply the portion of the Annual Retainer that the Director has elected to have deferred under the Plan (the "Deferred Contribution") towards the purchase of Shares on behalf of the Director (the "Retainer Shares").

         2.2 On a quarterly basis the Corporation will also contribute and apply an additional amount equal to 25 cents for every dollar of the Deferred Contribution (the "Additional Contribution"), which shall also be applied towards the purchase of Shares on behalf of the Director (the "Additional Shares").

         2.3     (a)      The Shares will be purchased in the open market or in
negotiated transactions by an agent designated by the Corporation for all of the directors participating in the Plan (the "Agent"). Purchase of Shares in the open market by the Agent may be made in the over-the-counter market or on any securities exchange where the Shares may be traded.

                 (b) Purchases of Shares on the open market or in negotiated transactions shall be made by the Agent during the period from and including the fifteenth day of the month until the last day of the month in which the funds are made available to the Agent in accordance with Sections 2.1 and 2.2 hereto (the "Investment Period"), subject to any applicable requirements of federal or state securities laws affecting the timing and manner of purchases of Shares under the Plan.

                 (c) Subject to any limitations imposed by federal or state securities laws, the Agent will have full discretion as to all matters relating to open market purchases during each Investment Period, including the number of Shares, if any, to be purchased on any given day or at any time of day, the price paid for such Shares, the markets on which such Shares are to be purchased (including on any securities exchange, in the over-the-counter market or in negotiated transactions) and the persons (including other brokers and dealers) from or through whom such purchases are made.

                 (d) The Director's account under the Plan will be credited on a quarterly basis with the number of Shares equal to the amount of the Deferred Contribution and Additional Contribution divided by the purchase price per Share. The "purchase price per Share" wi ll be the weighted average paid for all Shares purchased for all directors under the Plan during such Investment Period.

         2.4 All certificates representing Shares purchased on behalf of the Director pursuant to the Plan (the "Certificates") shall be held in custody by the Corporation on behalf of the Director and will not be delivered to the Director until his participation in the Plan terminates as described in
Section 3.1 hereto.

         2.5 The Director will be entitled to receive all dividends payable with respect to Shares held on his behalf under the Plan, and will be entitled to all voting rights associated with Shares held on his behalf under the Plan.

         2.6 The Director understands and agrees that until his participation in the Plan terminates as described in Section 3.1 hereto and the Certificates are delivered to the Director, the Director will not sell, transfer, assign, pledge or in any way encumber Shares held on his behalf under the Plan.

         2.7 The Corporation will prepare and deliver to the Director periodic statements showing the number of Shares being held on the Director's behalf under the Plan. Such statements will separately itemize (i) the number of Retainer Shares purchased during the preceding reporting period and the aggregate number of Retainer Shares purchased to date and (ii) the number of Additional Shares purchased during the preceding reporting period and the aggregate number of Additional Shares purchased to date.


                                  ARTICLE III
                    TERMINATION OF PARTICIPATION IN THE PLAN

         3.1 The Director's participation in the Plan pursuant to this Agreement will terminate when his membership in the Board of Directors of the Corporation (and/or of BanPonce Corporation) terminates (for reasons other than removal from office for cause by appropriate corporate action or under authority of law). At such time, all of the Certificates representing Shares held in custody by the Corporation on behalf of the Director under the Plan will be delivered to the Director; provided, however, that Certificates representing Shares that have been held under the Plan for less than six months from their date of purchase will be delivered to the Director by the Corporation once the six-month holding period has been met.

         3.2 It is agreed by the parties that once the Director's participation in the Plan terminates and the delivery of the Certificates to the Director has taken place, all restrictions under the Plandescribed in
Section 2.6 hereto above relating to the non-transferability of such Shares will terminate.

                                   ARTICLE IV
                        PENALTIES FOR REMOVAL FOR CAUSE

         4.1 In the event that the Director is removed from office for cause by appropriate corporate action or under authority of law:

         (a) all Additional Shares held on behalf of the Director under the Plan will be forfeited to BanPonce Corporation at no cost; and

         (b) the Director must sell to BanPonce Corporation all of the Retainer Shares purchased in his name under the Plan at the lower of:

                  (i) the purchase price per Share at the time each such Retainer Share was purchased on behalf of the Director, and
                  (ii) the Average Market Price (as defined below) of the Shares as of the date the Director was removed from office for cause. The "Average Market Price" shall be equal to the average of the last reported sales price of Shares on the NASDAQ National Market System (or the principal exchange on which Shares may be listed) during the last twenty (20) reported trading days preceding the date of such removal from office.


         4.2 In the event that BanPonce Corporation is not permitted, pursuant to applicable law, contract provisions or otherwise, to purchase the Retainer Shares on the date of removal from office as provided in Section 4.1(b) above, BanPonce Corporation shall be entitled to purchase the Retainer Shares within thirty (30) days after the lapse of such restrictions, in which case the "Average Market Price" shall be based upon the last twenty (20) reported trading days immediately preceding the date of such purchase.

                                   ARTICLE V
                                 MISCELLANEOUS

         5.1 This Agreement shall be binding upon the heirs, administrators, executors and the successors and assigns of the Director, and the successors and assigns of the Corporation. This Agreement shall not be modified or amended except by an instrument in writing signed by both parties.

         5.2 Nothing contained in this Agreement and no action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or impose any fiduciary duties on the Corporation in favor of the Director, his designated beneficiary(ies) or any other person.

         5.3 All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

         5.4 If any provision of this Agreement shall be held invalid or unenforceable, such provision shall be deemed deleted from this Agreement and replaced by a valid and enforceable provision which, so far as possible, achieves the same economic and other benefits for the parties as the severed provision was intended to achieve, and the remaining provisions of the Agreement shall continue in full force and effect.

         5.5 This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Puerto Rico.

     IN WITNESS WHEREOF, AND INTENDING TO BE LEGALLY BOUND, the parties hereto have each caused this Agreement to be executed in San Juan, Puerto Rico as of the date first above written.

     BANCO POPULAR DE PUERTO RICO                                   DIRECTOR


By:
   -----------------------------------            ------------------------------
Name:
Title:

                               ELECTION STATEMENT

         This election statement is delivered pursuant to, is made a part of and is subject to all of the terms and conditions of the Agreement by and between the Corporation and the undersigned dated as of August 15, 1996 related to the Stock Deferment Plan (the "Agreement").

         The undersigned hereby elects to defer the amount of $_________ from his annual retainer, which amount shall be used to purchase on the undersigned's behalf shares of common stock of BanPonce Corporation subject to the terms and conditions of the Agreement.

         In San Juan, Puerto Rico this __ day of ______________, 199_.




                                                --------------------------------
                                                                DIRECTOR


Accepted:
BANCO POPULAR DE PUERTO RICO


----------------------------
Name:
Title:

                                   AGREEMENT

                             (STOCK DEFERMENT PLAN)


     AGREEMENT made as of August 15, 1996 by and between BANPONCE CORPORATION, a banking corporation organized under the laws of the Commonwealth of Puerto Rico (hereafter the "Corporation"), and FRANCISCO PEREZ, JR., a director of the Corporation (hereinafter the "Director").

                                   WITNESSETH

         WHEREAS, the Director has served as a director of the Corporation and the Corporation has derived substantial benefits as a result of his work;

         WHEREAS, the Corporation has adopted a compensation program for its outside directors pursuant to which, among other things, its outside directors will be paid an annual retainer on a quarterly basis (the "Annual Retainer"), and the directors have the option on a yearly basis to elect to defer all or part of the Annual Retainer for the purchase of shares of common stock of BanPonce Corporation ("Shares");

         WHEREAS, the Corporation has established the "Stock Deferment Plan" (the "Plan") in order to implement the stock deferment option under its compensation program;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereby agree as follows:


                                   ARTICLE I
                           PARTICIPATION IN THE PLAN

         1.1 The Director must execute and deliver an election statement (a "Statement") on a yearly basis to the Corporation, substantially in the form of Exhibit A hereto or in such form acceptable to the Corporation, pursuant to which the Director shall designate the amount of the Annual Retainer which shall be deferred for the purchase of Shares. Said Statement must be received by the Corporation no later than April 15 of each year (the "Election Deadline") and shall remain in effect until April 30 of the following year (each such period, a "Plan Year"); provided, however, that for the current Plan Year 1996-97, the Statement must be received by the Corporation on or prior to August 15, 1996, and will be applicable for the portion of the Annual Retainer which as of such date shall not have been paid or disbursed in favor of the Director.

         1.2 The Statement made for any Plan Year may not revoked during such Plan Year, and shall also govern the deferral of all or any designated portion of the Annual Retainer during the following Plan Year unless the Director delivers a Statement to the Corporation before the Election Deadline for the next Plan Year.

                                   ARTICLE II
         PURCHASE OF COMMON SHARES AND CONDITIONS AFFECTING SUCH SHARES

         2.1 On a quarterly basis the Corporation will apply the portion of the Annual Retainer that the Director has elected to have deferred under the Plan (the "Deferred Contribution") towards the purchase of Shares on behalf of the Director (the "Retainer Shares").

         2.2 On a quarterly basis the Corporation will also contribute and apply an additional amount equal to 25 cents for every dollar of the Deferred Contribution (the "Additional Contribution"), which shall also be applied towards the purchase of Shares on behalf of the Director (the "Additional Shares").

         2.3      (a)     The Shares will be purchased in the open market or
in negotiated transactions by an agent designated by the Corporation for all of the directors participating in the Plan (the "Agent"). Purchase of Shares in the open market by the Agent may be made in the over-the-counter market or on any securities exchange where the Shares may be traded.

                  (b) Purchases of Shares on the open market or in negotiated transactions shall be made by the Agent during the period from and including the fifteenth day of the month until the last day of the month in which the funds are made available to the Agent in accordance with Sections 2.1 and 2.2 hereto (the "Investment Period"), subject to any applicable requirements of federal or state securities laws affecting the timing and manner of purchases of Shares under the Plan.

                  (c) Subject to any limitations imposed by federal or state securities laws, the Agent will have full discretion as to all matters relating to open market purchases during each Investment Period, including the number of Shares, if any, to be purchased on any given day or at any time of day, the price paid for such Shares, the markets on which such Shares are to be purchased (including on any securities exchange, in the over-the-counter market or in negotiated transactions) and the persons (including other brokers and dealers) from or through whom such purchases are made.

                  (d) The Director's account under the Plan will be credited on a quarterly basis with the number of Shares equal to the amount of the Deferred Contribution and Additional Contribution divided by the purchase price per Share. The "purchase price per Share" will be the weighted average paid for all Shares purchased for all directors under the Plan during such Investment Period.

         2.4 All certificates representing Shares purchased on behalf of the Director pursuant to the Plan (the "Certificates") shall be held in custody by Banco Popular de Puerto Rico on behalf of the Director and will not be delivered to the Director until his participation in the Plan terminates as described in Section 3.1 hereto.

         2.5 The Director will be entitled to receive all dividends payable with respect to Shares held on his behalf under the Plan, and will be entitled to all voting rights associated with Shares held on his behalf under the Plan.

         2.6 The Director understands and agrees that until his participation in the Plan terminates as described in Section 3.1 hereto and the Certificates are delivered to the Director, the Director will not sell, transfer, assign, pledge or in any way encumber Shares held on his behalf under the Plan.

         2.7 The Corporation will prepare and deliver to the Director periodic statements showing the number of Shares being held on the Director's behalf under the Plan. Such statements will separately itemize (i) the number of Retainer Shares purchased during the preceding reporting period and the aggregate number of Retainer Shares purchased to date and (ii) the number of Additional Shares purchased during the preceding reporting period and the aggregate number of Additional Shares purchased to date.


                                  ARTICLE III
                    TERMINATION OF PARTICIPATION IN THE PLAN

         3.1 The Director's participation in the Plan pursuant to this Agreement will terminate when his membership in the Board of Directors of the Corporation terminates (for reasons other than removal from office for cause by appropriate corporate action or under authority of law). At such time, all of the Certificates representing Shares held in custody by Banco Popular de Puerto Rico on behalf of the Director under the Plan will be delivered to the Director; provided, however, that Certificates representing Shares that have been held under the Plan for less than six months from their date of purchase will be delivered to the Director once the six-month holding period has been met.

         3.2 It is agreed by the parties that once the Director's participation in the Plan terminates and the delivery of the Certificates to the Director has taken place, all restrictions under the Plan described in
Section 2.6 hereto above relating to the non-transferability of such Shares will terminate.


                                   ARTICLE IV
                        PENALTIES FOR REMOVAL FOR CAUSE

         4.1 In the event that the Director is removed from office for cause by appropriate corporate action or under authority of law:

         (a) all Additional Shares held on behalf of the Director under the Plan will be forfeited to the Corporation at no cost; and

         (b) the Director must sell to the Corporation all of the Retainer Shares purchased in his name under the Plan at the lower of:

                  (i) the purchase price per Share at the time each such Retainer Share was purchased on behalf of the Director, and

                  (ii) the Average Market Price (as defined below) of the Shares as of the date the Director was removed from office for cause. The "Average Market Price" shall be equal to the average of the last reported sales price of Shares on the NASDAQ National Market System (or the principal exchange on which Shares may be listed) during the last twenty (20) reported trading days preceding the date of such removal from office.

         4.2 In the event that the Corporation is not permitted, pursuant to applicable law, contract provisions or otherwise, to purchase the Retainer Shares on the date of removal from office as provided in Section 4.1(b) above, the Corporation shall be entitled to purchase the Retainer Shares within thirty (30) days after the lapse of such restrictions, in which case the "Average Market Price" shall be based upon the last twenty (20) reported trading days immediately preceding the date of such purchase.

                                   ARTICLE V
                                 MISCELLANEOUS

         5.1 This Agreement shall be binding upon the heirs, administrators, executors and the successors and assigns of the Director, and the successors and assigns of the Corporation. This Agreement shall not be modified or Amended except by an instrument in writing signed by both parties.

         5.2 Nothing contained in this Agreement and no action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or impose any fiduciary duties on the Corporation in favor of the Director, his designated beneficiary(ies) or any other person.

         5.3 All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

         5.4 If any provision of this Agreement shall be held invalid or unenforceable, such provision shall be deemed deleted from this Agreement and replaced by a valid and enforceable provision which, so far as possible, achieves the same economic and other benefits for the parties as the severed provision was intended to achieve, and the remaining provisions of the Agreement shall continue in full force and effect.

         5.5 This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Puerto Rico.

     IN WITNESS WHEREOF, AND INTENDING TO BE LEGALLY BOUND, the parties hereto have each caused this Agreement to be executed in San Juan, Puerto Rico as of the date first above written.

     BANPONCE CORPORATION                                   DIRECTOR

By:
    --------------------------------           ---------------------------------
Name:
Title:

                               ELECTION STATEMENT

         This election statement is delivered pursuant to, is made a part of and is subject to all of the terms and conditions of the Agreement by and between the Corporation and the undersigned dated as of August 15, 1996 related to the Stock Deferment Plan (the "Agreement").

         The undersigned hereby elects to defer the amount of $_________ from his annual retainer, which amount shall be used to purchase on the undersigned's behalf shares of common stock of BanPonce Corporation subject to the terms and conditions of the Agreement.

         In San Juan, Puerto Rico this __ day of ______________, 199_.




                                           --------------------------------
                                                             DIRECTOR


Accepted:
BANPONCE CORPORATION


--------------------
Name:
Title: